THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

SECURED CONVERTIBLE PROMISSORY NOTE

$5,000,000.00	March 12, 2009
Parsippany, NJ

For value received, UCA Services, Inc., d/b/a Netfabric Technologies, Inc., a New Jersey corporation (the “Company”), promises to pay to Fortify Infrastructure Services, Inc., a Delaware corporation (the “Holder”), the principal sum of Five Million Dollars ($5,000,000.00).  Interest shall accrue from the date of this Note on the unpaid principal amount at a rate equal to eight percent (8%) per annum, compounded annually.  This Note is subject to the following terms and conditions.

1.           Maturity.  Unless converted as provided in Section 2, this Note will automatically mature and be due and payable on the date which is six (6) months from the date of issuance (the “Maturity Date”).  Interest shall accrue on this Note and shall be paid monthly. Notwithstanding the foregoing, the entire unpaid principal sum of this Note, together with accrued and unpaid interest thereon, shall become immediately due and payable upon the insolvency of the Company, the commission of any act of bankruptcy by the Company, the execution by the Company of a general assignment for the benefit of creditors, the filing by or against the Company of a petition in bankruptcy or any petition for relief under the federal bankruptcy act or the continuation of such petition without dismissal for a period of ninety (90) days or more, or the appointment of a receiver or trustee to take possession of the property or assets of the Company.

2.           Conversion.

(a)           Investment by the Holder.  At the exclusive option of Holder, the entire principal amount of and accrued and unpaid interest on this Note shall be converted into shares of Series A Preferred Stock of the Company (the “Equity Securities”).  The conversion price shall be at a price equal to the price per share reflecting a valuation of the Company equal to Five Million Dollars ($5,000,000.00), on an as-converted basis.

UCA Services, Inc.
Secured Convertible Promissory Note

(b)           Mechanics and Effect of Conversion.  Holder shall designate in writing its intention to convert this Note into Equity Securities of the Company.  Upon receiving such notice, the Company shall, within two (2) days thereafter file a certificate of designation with the Secretary of State of New Jersey, in substantially the form attached hereto as Exhibit A (the “Certificate of Designation”), which sets forth the rights, preferences and privileges of the Equity Securities to be issued to Holder hereunder.  No fractional shares of the Company’s capital stock will be issued upon conversion of this Note.  In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay to the Holder in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such fractional share.  Upon conversion of this Note pursuant to this Section 2, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Company or any transfer agent of the Company.  At its expense, the Company will, as soon as practicable thereafter, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion, together with an other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described herein.  Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

3.           Payment.

(a)           All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company.  Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal.

(b)           The Company may not prepay this Note.

4.           Transfer; Successors and Assigns.  The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Notwithstanding the foregoing, neither party may assign, pledge, or otherwise transfer this Note without the prior written consent of the other party, except for transfers to affiliates.  Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company.  Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee.  Interest and principal are payable only to the registered holder of this Note.

5.           Governing Law.  This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

6.           Notices.  Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

UCA Services, Inc.
Secured Convertible Promissory Note

7.           Amendments and Waivers.  Any term of this Note may be amended only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 7 shall be binding upon the Company, the Holder and each transferee of the Note.

8.           Officers and Directors Not Liable.  In no event shall any officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

9.           Security Interest and Guarantee.  This Note is secured by (i) all of the assets of the Company and Guarantor in accordance with a separate security agreement (the “Security Agreement”) of even date herewith between the Company and the Holder, and (ii) all of equity securities of the Company currently owned or hereafter acquired by the Guarantor in accordance with the provisions of a stock pledge agreement (the “Pledge Agreement”) of even date herewith.  In case of an Event of Default (as defined in the Security Agreement and the Pledge Agreement), the Holder shall have the rights set forth in the Security Agreement and the Pledge Agreement, respectively.

10.          Action to Collect on Note.  If action is instituted to collect on this Note, the Company promises to pay all costs and expenses, including reasonable attorney’s fees, incurred in connection with such action.

11.          Note Purchase Agreement.  This Note shall incorporate all of the terms and conditions contained the Note Purchase Agreement of even date herewith.

[SIGNATURE PAGE FOLLOWS]

UCA Services, Inc.
Secured Convertible Promissory Note

COMPANY:

UCA Services, Inc., d/b/a Netfabric Technologies, Inc.

By:	/s/
Fahad Syed, CEO

Address:	299 Cherry Hill Road
Parsippany, NJ 07054

Facsimile Number: 973-384-9061

GUARANTOR:

Netfabric Holdings, Inc.

By:	/s/
Fahad Syed, CEO

Address:	299 Cherry Hill Road
Parsippany, NJ 07054

Facsimile Number: 973-384-9061

AGREED TO AND ACCEPTED:

Fortify Infrastructure Services, Inc.

By:	/s/

Name: Rajkumar Velagapudi, President and CEO

Address:	2340 Walsh Avenue, Suite A
Santa Clara, CA 95051

Facsimile Number: 408-416-3237

SIGNATURE PAGE TO SECURED CONVERTIBLE PROMISSORY NOTE

EXHIBIT A

CERTIFICATE OF DESIGNATION